                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-81857, 333-81847, 333-81845, 333-81841 and
333-91187) of WESCO International, Inc. of our reports dated February 12, 2002, except as to the subsequent event described in Note 20 which is as of March 19, 2002, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



Pittsburgh, Pennsylvania
March 29, 2002